ADVANCED SERIES TRUST

AST J.P. Morgan Strategic Opportunities Portfolio

Supplement dated May 11, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST J.P. Morgan Strategic Opportunities Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Nicole Goldberger, of J.P. Morgan Investment Management, Inc., is on maternity leave and will not be involved in the day to day management of the Portfolio. During the time Ms. Goldberger is on leave, the Portfolio will continue to be managed by the remaining members of the portfolio management team. Ms. Goldberger is expected to return from her leave on or about June 21, 2016, at which point she will resume her role as a member of the portfolio management team for the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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